BLACKROCK FUNDS V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

(the “Fund”)

Investor A, Investor C, Institutional and Class K Shares

Supplement dated October 12, 2021 to the

Summary Prospectuses, Prospectuses and

Statement of Additional Information (“SAI”) of the Fund,

each dated April 30, 2021, as supplemented to date

As stated in the supplements to the summary prospectuses, prospectuses and SAI of the Fund dated June 25, 2021, and September 22, 2021, respectively, on June 9, 2021, the Board of Trustees of the Fund approved a change in the name of the Fund to “BlackRock Sustainable Emerging Markets Flexible Bond Fund” and certain changes to the Fund’s investment objective, investment strategies and investment process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indexes against which the Fund compares its performance. These changes, which were previously expected to become effective on October 15, 2021, are currently expected to become effective on or about November 1, 2021.

Shareholders should retain this Supplement for future reference.

PR2SAI-EMD-1021SUP